Exhibit 10.5

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Tuesday, 08 July 2014

Emi Zychlinsky, Ph.D

diaDexus, Inc., a Delaware corporation

349 Oyster Point Boulevard,

South San Francisco,

CA 94080-1913

Dear Emi,

Re: Laboratory Services Agreement - Study Number: [ * ] – Amendment No. 1

GlaxoSmithKline LLC (“GSK”) authorised a contract (the “Services Agreement”) with an effective date of 24th April 2014 with diaDexus, Inc (“Contractor”) for the above referenced study.

Additional work:

DDX had originally planned to test the [ * ] and [ * ] samples without the need to aliquot. GSK have requested that samples be shipped to DDX in the parent vial to be aliquoted at DDX for testing on the same day.

In order to accommodate these manual steps DDX had to [ * ] which were not budgeted for this project.

▪	Total cost and increase - $119,490.

This change necessitates revision to Schedule B of the Laboratory Services Agreement. Schedule B of the Agreement shall be deleted in its entirety and replaced with the attached Schedule Ba.

The amendment to the Scope of Services is to be performed under the same terms and conditions as specified in the original Laboratory Services Agreement.

Please can you confirm your acceptance of this Amendment Number 1 by printing, signing and returning via e-mail as a .pdf format for the attention of [ * ] ([ * ]@gsk.com)

Accepted for and on behalf of GlaxoSmithKline LLC		Accepted for and on behalf of diaDexus Inc

Signature:	/s/ Annabelle Fernandez	Signature:	/s/ Emi Zychlinsky

Name:	Annabelle Fernandez	Name:	Emi Zychlinsky

Title:	Contract Manager Clinical Global Outsourcing Management	Title:	CTO

Date:	8 July 2014	Date:	July 9, 2014

EXHIBIT B

PAYMENT/INVOICING SCHEDULE

Milestone	Payments $	Approx Projected date	For Admin use only
Delivery to GSK of the assay data from [ * ] of the GSK samples provided to Contractor from the [ * ] study – Stage 1 a	[ * ] Services fee of $[ * ]	[ * ]
Delivery to GSK of the assay data from [ * ] GSK samples provided to Contractor from the [ * ] study – Stage 1 a	[ * ] Services fee of $[ * ]	[ * ]
Delivery to GSK of the assay data from [ * ] of the GSK samples provided to Contractor from [ * ] study – Stage 1 b	[ * ] fee of $[ * ]	[ * ]
Delivery to GSK of the assay data from [ * ] GSK samples provided to Contractor from the [ * ] – Stage 1 b.	[ * ] Services fee of $[ * ]	[ * ]
Delivery to GSK of the assay data from [ * ] GSK samples provided in Stage 1 c and Stage 1 d of the Services	[ * ] Services fee of $[ * ]	[ * ]
Delivery to GSK of the assay data from [ * ] of the GSK samples provided to Contractor in Stage 2 of the Services *	[ * ] Services fee of $[ * ]	[ * ]
Delivery to GSK of the assay data from [ * ] GSK samples provided to Contractor in Stage 2 of the Services *	[ * ] Services fee of $[ * ]	[ * ]
Balance: Final payment (total earned less hold back) will be made upon completion of the study and submission of final reports described in Exhibit A.	Hold back of $[ * ]	[ * ]
ESTIMATED SUB TOTAL	$3,149,520
Amendment 1: Part A, [ * ]	$59,745	[ * ]
Amendment 1: Part B, [ * ]	$59,745	[ * ]
ESTIMATED GRAND TOTAL**	$3,269,010

* Stage 2 may not occur, dependent on results from Stage 1 analysis, the estimated [ * ]

** The Service fee payments are based on [ * ]  The payments may be less (or more) depending upon the [ * ].  The invoices for Services fees payments, according to the above table, will be issued as data results are reported, notwithstanding that samples are not received as scheduled. From the final invoice, a hold back of $[ * ] will be retained by GSK.  Upon return of the patient sample by diaDexus to GSK, the hold back amount shall be paid.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT B

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT B

Invoicing Instructions

e-Invoicing/Ariba Network (AN) Instructions

The following shall be clearly noted on all invoices submitted for processing:

1.	“INVOICE” stated at the top
2.	Supplier Invoice Number and Date
3.	GSK Information — Study Manager: [ * ] — Project / Study Number: [ * ] — Cost Center : [ * ] — Object/Subsidiary (if available): [ * ]
4.	For electronic payment*: Bank Account Name/Address and Routing details
5. 6. 7.

Tax ID number or SS# ** < Mandatory >

CID Number: <If Applicable for payment associated with Healthcare Professional(s)>

P.O. Number: < Mandatory: To be provided by GSK or Enter GSK Study Contact Name >

8.	Detailed description of Services or Contract Milestone***: < Mandatory >
9.	Amount of invoice: < Mandatory >

Ariba is the tool for submitting invoices for goods/services
PAID from US cost centers

Ariba’s GSK Vendor Website
(note: you will need to provide your name, company,
and email address to access this site)
https://knowledge.ariba.com/GSK

Ariba’s GSK Vendor Website
http://supplier.ariba.com

4

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.